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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 30, 2002
                                 Date of Report
                        (Date of earliest event reported)

                           WABASH NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                                 1-10883                              52-1375208
 (State or other jurisdiction of                   (Commission                         (I.R.S. Employer
 incorporation or organization)                    File Number)                      Identification Number)

                           1000 Sagamore Parkway South
                            Lafayette, Indiana 47905
               (Address of principal executive offices) (Zip Code)

                                 (765) 771-5300
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits.

                  The following exhibit is filed herewith:

                  99.1 Wabash National Corporation Slide Presentation.

ITEM 9. REGULATION FD DISCLOSURE.

                  A copy of the slide presentation given at the 2002 Annual Meeting of Wabash National Corporation held on May 30, 2002 by William P. Greubel, President and Chief Executive Officer and Mark R. Holden, Vice President and Chief Financial Officer is attached to this report as Exhibit 99.1.

                  The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide presentation will not be incorporated by reference into any registration statement filed by Wabash National under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by Wabash National that the information in the slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Wabash National or any of its affiliates.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       WABASH NATIONAL CORPORATION


Date: May 30, 2002                     By:     /s/  Mark R. Holden
                                              ----------------------------------
                                              Mark R. Holden
                                              Vice President - Chief Financial
                                              Officer
                                              (Principal Financial Officer and
                                              Principal Accounting Officer)






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